Exhibit 99.1
SEAPORT ENTERTAINMENT GROUP ANNOUNCES RIGHTS OFFERING FOR COMMON STOCK
NEW YORK, NY, SEPTEMBER 10, 2024 – Seaport Entertainment Group Inc. (NYSE American: SEG) (the “Seaport Entertainment Group” or “Company”) announced today that its Board of Directors (the “Board”) has approved a plan to proceed with and fixed a record date for a $175.0 million rights offering (the “Rights Offering”) to purchase up to 7,000,000 shares of its common stock.
The Rights Offering will give Company stockholders as of the record date the opportunity to subscribe for their basic subscription amount of newly issued shares of the Company’s common stock in proportion to their respective existing ownership amounts. Company stockholders who exercise their respective full basic subscription rights will have over-subscription privileges giving such Company stockholders the option to subscribe for any shares of common stock that remain unsubscribed at the expiration of the Rights Offering, subject to certain ownership limitations. If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the amount offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the Company stockholders exercising their respective over-subscription privileges based on the basic subscription amounts of such stockholders.
The Company will distribute to each holder of the Company’s common stock as of September 20, 2024 (the “Record Date”), transferable subscription Rights (the “Rights”) to purchase shares of the Company’s common stock at a subscription price of $25.00 per share. Each record date stockholder will be issued one Right for each outstanding share of the Company’s common stock owned on the record date. Each Right will entitle the holder to purchase a number of new shares of common stock equal to 7,000,000 divided by the number of shares of common stock outstanding on the record date. Trading in the Rights on NYSE American LLC (“NYSE American”) is expected to begin on a “when-issued” basis on September 19, 2024 under the symbol “SEG RTWI”. Trading in the Rights on NYSE American is expected to begin on a “regular way” basis on September 24, 2024 under the symbol “SEG RT” and continue until the close of trading on NYSE American on October 9, 2024 (or, if the offer is extended, on the business day immediately prior to the extended expiration date). The Rights Offering is currently expected to commence promptly after the Record Date and expire at 5:00 P.M., Eastern Time, on October 10, 2024, unless extended by the Company.
The Rights Offering will be backstopped by Pershing Square Capital Management, L.P., through investment funds advised by it (“Pershing Square”). Pershing Square has agreed to (i) exercise its pro rata subscription Right with respect to the Rights Offering and (ii) purchase from the Company, subject to the terms and conditions thereof, at the Rights Offering subscription price of $25.00 per share, any shares of the Company’s common stock not purchased upon the expiration of the Rights Offering, up to $175.0 million in the aggregate, such that the aggregate gross proceeds to the Company of the Rights Offering would be $175.0 million.

Seaport Entertainment Group	NYSE American: SEG	199 Water Street, 28th Floor, New York, NY 10038

The Company expects to use the proceeds from the Rights Offering for general operating, working capital and other corporate purposes.
A registration statement (including a prospectus) on Form S-1 relating to the Rights Offering has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective. There may be no sale of the Rights or the Company’s common stock, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the Rights, the Company’s common stock or any other securities, nor shall there be any offer, solicitation or sale of the Rights, the Company’s common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of a prospectus. Copies of the prospectus, when it becomes available, will be distributed to all eligible stockholders as of the record date and may also be obtained free of charge at the website maintained by the SEC at www.sec.gov, by contacting Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attn: Equity Syndicate Department, telephone: (800) 326-5897, or by contacting the information agent for the Rights Offering.
Wells Fargo Securities, LLC will be acting as dealer manager in connection with the Rights Offering.
About Seaport Entertainment Group (NYSE American: SEG)
Seaport Entertainment Group (NYSE American: SEG) is a premier entertainment and hospitality company formed to own, operate, and develop a unique collection of assets positioned at the intersection of entertainment and real estate. Seaport Entertainment Group’s focus is to deliver unparalleled experiences through a combination of restaurant, entertainment, sports, retail and hospitality offerings integrated into one-of-a-kind real estate that redefine entertainment and hospitality.
Safe Harbor and Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, including with respect to the proposed Rights Offering and the concurrent private placement, including the size, timing, price, anticipated proceeds therefrom and the use of such proceeds. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to macroeconomic conditions; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development

Seaport Entertainment Group	NYSE American: SEG	199 Water Street, 28th Floor, New York, NY 10038

capital on favorable terms, or at all; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties in Manhattan and the Las Vegas area; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; risks related to the disruption or failure of information technology networks and related systems; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property; the significant influence Pershing Square has over the Company; the ability to realize the anticipated benefits of the Rights Offering, the financial and operating performance of the Company following the Rights Offering; and the other factors detailed in the Company’s Registration Statement filed on Form S-1 (Registration No. 333-279690), and related prospectus, as well as other risks discussed in the Company’s filings with the SEC from time to time. The forward-looking statements contained in this press release speak only as of the date hereof. The Company disclaims any duty to update the information herein, except as required by law.
Contact:
Investor Relations:
Seaport Entertainment Group, Inc.
T: (212) 732-8257
ir@seaportentertainment.com
Media Relations:
The Door
theseaport@thedooronline.com
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Seaport Entertainment Group	NYSE American: SEG	199 Water Street, 28th Floor, New York, NY 10038